Exhibit 24

VIACOMCBS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2019, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of February, 2020.

Sign:	/s/ Candace K. Beinecke
Print Name: Candace K. Beinecke

VIACOMCBS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2019, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of February, 2020.

Sign:	/s/ Barbara M. Byrne
Print Name: Barbara M. Byrne

VIACOMCBS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2019, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of February, 2020.

Sign:	/s/ Brian Goldner
Print Name: Brian Goldner

VIACOMCBS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2019, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of February, 2020.

Sign:	/s/ Linda Griego
Print Name: Linda Griego

VIACOMCBS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2019, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of February, 2020.

Sign:	/s/ Robert N. Klieger
Print Name: Robert N. Klieger

VIACOMCBS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2019, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of February, 2020.

Sign:	/s/ Judith McHale
Print Name: Judith McHale

VIACOMCBS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2019, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of February, 2020.

Sign:	/s/ Ronald L. Nelson
Print Name: Ronald L. Nelson

VIACOMCBS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2019, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of February, 2020.

Sign:	/s/ Charles E. Phillips, Jr.
Print Name: Charles E. Phillips, Jr.

VIACOMCBS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2019, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of February, 2020.

Sign:	/s/ Shari Redstone
Print Name: Shari Redstone

VIACOMCBS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2019, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of February, 2020.

Sign:	/s/ Susan Schuman
Print Name: Susan Schuman

VIACOMCBS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2019, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of February, 2020.

Sign:	/s/ Nicole Seligman
Print Name: Nicole Seligman

VIACOMCBS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2019, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of February, 2020.

Sign:	/s/ Frederick O. Terrell
Print Name: Frederick O. Terrell